99.2           Certification

Item 14.   Principal Accountant Fees and Services

Audit Fees. The Company incurred aggregate fees and expenses of $8,000 from David Winings C.P.A. for the fiscal year 2003 annual audit and for review of the Company's quarterly financial statements included in its Forms 10-QSB for the year 2003.

Tax Fees.   The Company did not incur any tax fees to David Winings,
C.P.A. for fiscal year 2003 and for professional services rendered for tax compliance, tax advice, and tax planning.

                    SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 28, 2005

By:/s/ Dempsey K. Mork
          Dempsey K. Mork
          Chief Executive Officer/Director

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on July 28, 2005.

Dated:  July 28, 2005

By:/s/ Dempsey K. Mork
          Dempsey K. Mork
          Chief Executive Officer/Director

               CERTIFICATIONS

I, Dempsey K. Mork, certify that:

I have reviewed this annual report on Form 10KSB of Animal Cloning
Sciences, Inc.

Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
.. . .

Continuation of "Certification by Dempsey Mork, CEO/Director

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly represent, in all material aspects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and,

   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and,

The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: July 28, 2005


/s/Dempsey K. Mork
- - ----------------------------
Dempsey K. Mork, President, Chief Executive Officer/Director

                    CERTIFICATIONS

I, Norbert LeBoeuf, certify that:
.. . .

I have reviewed this annual report on form 10KSB of Animal Cloning
Sciences, Inc.

Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, no misleading with respect to the period covered by this annual report;

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly represent, in all material aspects, the financial condition, results of operations and cash flows of the registrant as of, and for the periods presented in this annual report;

The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing of this annual report (the "Evaluation Date"); and,

   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identifies for the registrant's auditors any material weaknesses in internal controls; and,

The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date: July 28, 2005

/s/ Norbert L. LeBoeuf
-----------------------
Secretary & Chief Financial Officer